SUPPLEMENT dated as of February 5, 2008 (this “Supplement”), to the Collateral Agreement dated as of September 20, 2006 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), among BERRY PLASTICS CORPORATION (formerly known as Berry Plastics Holding Corporation, the “Issuer”), WELLS FARGO BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein), CAPTIVE HOLDINGS, INC., CAPTIVE PLASTICS, INC., CAPLAS NEPTUNE, LLC, CAPLAS LLC, and GRAFCO INDUSTRIES LIMITED PARTNERSHIP (each, a “New Subsidiary” and collectively, the “New Subsidiaries”).

A. Reference is made to (i) the Indenture dated as of September 20, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”) by and between the Issuer and Wells Fargo Bank, N.A. as Trustee (the “Trustee”) providing for the issuance of the Issuer’s 8 7/8 % Second Priority Senior Secured Fixed Rate Notes due 2014 in the aggregate principal amount of $525,000,000 and Second Priority Senior Secured Floating Rate Notes due 2014 in the aggregate principal amount of $225,000,000 and (ii) the Purchase Agreement dated as of September 15, 2006 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Purchase Agreement”), among BPC Acquisition Corp., the several parties named in Schedule I thereto (the “Initial Purchasers”) and, upon the consummation of the merger on the date of the Collateral Agreement, the Issuer (formerly BPC Holding Corporation) and the Subsidiary Parties thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  Each undersigned New Subsidiary is executing this Supplement in accordance with the requirements of the Indenture that each become a Subsidiary Party under the Collateral Agreement as consideration for credit previously extended to the Issuer.

Accordingly, the Collateral Agent and the New Subsidiaries agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, each New Subsidiary by its signature below shall become a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct, in all material respects, on and as of the date hereof.  In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant

SECTION 2. to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and Lien on all of each New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of each New Subsidiary.  Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include each New Subsidiary.  The Collateral Agreement is hereby incorporated herein by reference.

SECTION 3. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 4. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof.

SECTION 5. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of each New Subsidiary as of the date hereof, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of each New Subsidiary and (c) set forth under its signature hereto is the true and correct legal name of each New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 6. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 7. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

THE NEW SUBSIDIARIES:

CAPTIVE HOLDINGS, INC.

By: /s/  Jeffrey Thompson___________
Name: Jeffrey Thompson
Title: Authorized Signatory

Legal Name: Captive Holdings, Inc.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
251 Circle Drive North,
Piscataway, NJ  08854

CAPTIVE PLASTICS, INC.

By: /s/  Jeffrey Thompson___________
Name: Jeffrey Thompson
Title: Authorized Signatory

Legal Name: Captive Plastics, Inc.
Jurisdiction of Formation: New Jersey
Location of Chief Executive Office:
251 Circle Drive North,
Piscataway, NJ  08854

CAPLAS NEPTUNE, LLC

By: /s/  Jeffrey Thompson___________
Name: Jeffrey Thompson
Title: Authorized Signatory

Legal Name: Caplas Neptune, LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
251 Circle Drive North,
Piscataway, NJ  08854

CAPLAS LLC

By: /s/  Jeffrey Thompson___________
Name: Jeffrey Thompson
Title: Authorized Signatory

Legal Name: Caplas LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
251 Circle Drive North,
Piscataway, NJ  08854

GRAFCO INDUSTRIES LIMITED PARTNERSHIP

By: Caplas Neptune, LLC
       its General Partner
    By: /s/  Jeffrey Thompson___________
    Name: Jeffrey Thompson
    Title: Authorized Signatory

Legal Name: Grafco Industries Limited Partnership
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
251 Circle Drive North,
Piscataway, NJ  08854

WELLS FARGO BANK, N.A., as Collateral Agent

By:  /s/  Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President